Exhibit 99.1

                     Preliminary Background Information for
                  First Sierra Equipment Contract Trust 1997-1

                              Contract Backed Notes

               [$32,913,000] [ ]% Class A-1 Contract Backed Notes [$85,332,000] [ ]% Class A-2 Contract Backed Notes [$51,475,000] [ ]% Class A-3 Contract Backed Notes [$38,212,000] [ ]% Class A-4 Contract Backed Notes

The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Transferor. PSI makes no representations as to the accuracy of such information provided to it by the Transferor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                     Preliminary Background Information for
                  First Sierra Equipment Contract Trust 1997-1
                              Contract Backed Notes

                               PRICING INFORMATION
                               -------------------

Class:                  A-1                  A-2              A-3                A-4

Approximate
Face Amount:       $[32,913,000]       $[85,332,000]     $[51,475,000]      $[38,212,000]

S&P/Moody's
Ratings:              [A1/P1]            [AAA/Aaa]          [AAA/Aaa]          [AAA/Aaa]

Coupon:               [  ]%              [  ]%              [  ]%              [  ]%

Approximate
Price:                [  ]               [  ]              [  ]                [  ]

Yield:                [  ]%              [  ]%              [  ]%              [  ]%

Spread:               [  ]bps            [  ]bps            [  ]bps            [  ]bps

Avg Life:             [0.4] yrs          [1.5] yrs          [3.0] yrs          [4.6] yrs

1st Prin
Payment:             10/10/97           05/10/98           1/10/00            06/10/01

Exp Mat:              5/10/98            1/10/00            6/10/01            10/10/03

Stated Mat:           [09/10/98]         4/10/00            9/10/01            09/10/04

Pricing Spd:          4% CPR             4% CPR             4% CPR             4% CPR

Pricing Date:         [8/27/97]          [8/27/97]          [8/27/97]          [8/27/97]

Expected
Settle Date:          [9/10/97]          [9/10/97]          [9/10/97]          [9/10/97]

Pmt Delay:            0  days            0 days             0 days             0 days

Dated Date:           [9/10/97]          [9/10/97]          [9/10/97]          [9/10/97]

Int Pmt:              ACT/360            30/360             30/360             30/360

Pmt Terms:            Monthly            Monthly            Monthly            Monthly

1st Pmt Date:         10/10/97           10/10/97           10/10/97           10/10/97

Distribution:        Public Offering     Public Offering    Public Offering    Public Offering

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     Preliminary Background Information for
                  First Sierra Equipment Contract Trust 1997-1
                              Contract Backed Notes

Title of Securities:       First Sierra Equipment Contract Trust 1997-1 Class
                           A-1, Class A-2, Class A-3, Class A-4 Notes
                           (collectively, the "Class A Notes") and Class B-1,
                           Class B-2, Class B-3 Notes (collectively, the "Class
                           B Notes") (together with the Class A Notes, the
                           "Notes") and the Trust Certificate (together with the Notes, the "Securities").

Securities Offered:        [$32,913,000] [ ]% Class A-1 Notes equal to [14.3]%
                           of the aggregate discounted contract principal balance of the contract payments [sold by the Transferor to the Trust at closing] (the "ADCPB").
                           [$85,332,000] [ ]% Class A-2 Notes, equal to
                               [37.1]% of the ADCPB
                           [$51,475,000] [ ]% Class A-3 Notes, equal to
                               [22.4]% of the ADCPB
                           [$38,212,000] [ ]% Class A-4 Notes, equal to
                               [16.6]% of the ADCPB
                           The contract payments are discounted at [7.25]% and was calculated using (a) the Class A-4 Note Rate and Class B Note Rates, (b) the rate to the Insurer, (c) the rate to the Class B-2 credit provider, (d) the Servicing Fee (50 bps), (e) the Back-up Servicing Fee
                           ([2] bps), and (f) the Indenture Trustee Fee ([2] bps).

Trust:                     First Sierra Equipment Contract Trust 1997-1

Transferor:                First Sierra Receivables IV, Inc. (the "Transferor"),
                           a bankruptcy-remote, special purpose corporation wholly-owned by First Sierra Financial, Inc., the
                           Servicer for the transaction.

Depositor:                 Prudential Securities Secured Financing Corporation

Rating:                   [Class A-1 Notes --  A1/P1 rated by S&P/Moody's
                           Class A-2 Notes -- AAA/Aaa rated by S&P/Moody's Class A-3 Notes -- AAA/Aaa rated by S&P/Moody's Class A-4 Notes -- AAA/Aaa rated by S&P/Moody's]

Optional Termination
By Transferor:             The Transferor, with the consent of the Note Insurer,
                           may call the Notes at par plus accrued after the outstanding aggregate Note Balance is less than 10% of the initial aggregate Note Balance. Upon such termination, amounts owed to the Note Insurer and the Class B-2 credit provider must be paid.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     Preliminary Background Information for
                  First Sierra Equipment Contract Trust 1997-1
                              Contract Backed Notes

Cashflow Priority:         On each Payment Date, assuming that a Restricting
                           Event does not exist, distributions will be made by the Trustee according to the following priority:

                           (i)     Servicing fee and unreimbursed servicer
                                   advances;
                           (ii)    Back-up servicing fee;
                           (iii)   Surety fee;
                           (iv)    Indenture Trustee fee;
                           (v)     Trustee Expenses (upto $75,000);
                           (vi)    Class A-1 current and overdue interest;
                           (vii)   Class A-2 current and overdue interest;
                           (viii)  Class A-3 current and overdue interest;
                           (ix)    Class A-4 current and overdue interest;
                           (x)     Class B-1 current and overdue interest*;
                           (xi)    Class B-2 credit provider fee;
                           (xii)   Class B-2 current and overdue interest*;
                           (xiii)  Class A principal distribution amount**;
                           (xiv)   Surety Reimbursement Amount;
                           (xv)    Class B-1 current and overdue principal**;
                           (xvi)   Class B-2 current and overdue principal**;
                           (xvii)  Class B-2 credit provider reimbursement
                                   amount;
                           (xviii) Class B-3 current and overdue interest;
                           (xix)   Class B-3 current and overdue principal**;
                           (xx) To the Trust Certificate (retained by First Sierra Financial), the remaining amount to the extent of Available Funds, provided that the Trust Certificate Principal Balance exceeds approximately 2% of the initial ADCPB.

* Interest payments to the Class B-1 and Class B-2 Noteholders will be paid as described above, to the extent the disbursement of such interest does not cause a shortfall that would cause the Note Insurer to make an Insured Payment.

** If a Restricting Event exists, principal payments due the Securities will be paid

     (i) first to Class A-1 until the Class A-1 principal balance is reduced to zero,

     (ii) then to Class A-2 until the Class A-2 principal balance is reduced to zero,

     (iii) then to Class A-3 until the Class A-3 principal balance is reduced to zero,

     (iv) then to Class A-4 until the Class A-4 principal balance is reduced to zero,

     (v) then to Class B-1 until the Class B-1 principal balance is reduced to zero,

     (vi) then to Class B-2 until the Class B-2 principal balance is reduced to zero,

     (v) then to Class B-3 until the Class B-3 principal balance is reduced to zero,

     (vi)  then to the Trust Certificate, the remaining principal payments.

Principal Distribution:    On each Payment Date total principal to be
                           distributed will generally be equal to the difference between (i) the ADCPB of the contracts as of the last day of the second preceding Collection Period and
                           (ii) the ADCPB of the contracts as of the the last day of the immediately preceding Collection Period
                           (such difference, the "Base Principal Amount.")

Class A  Principal:        On each Payment Date, the regular principal payment
                           to the Class A Notes, as described in the Cash Flow
                           Priority section above, will generally be equal to the product of (i) the Class A Percentage [92%] and
                           (ii) the Base Principal Amount.

Class B-1  Principal:      On each Payment Date, the regular principal payment
                           to the Class B-1 Notes, as described in the Cash Flow
                           Priority section above, will generally be equal to the product of (i) the Class B-1 Percentage [2%] and
                           (ii) the Base Principal Amount.

Class B-2  Principal:      On each Payment Date, the regular principal payment
                           to the Class B-2 Notes, as described in the Cash Flow
                           Priority section above, will generally be equal to the product of (i) the Class B-2 Percentage [2%] and
                           (ii) the Base Principal Amount.

Class B-3  Principal:      On each Payment Date, the regular principal payment
                           to the Class B-3 Notes, as described in the Cash Flow
                           Priority section above, will generally be equal to the product of (i) the Class B-3 Percentage [2%] and
                           (ii) the Base Principal Amount.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     Preliminary Background Information for
                  First Sierra Equipment Contract Trust 1997-1
                              Contract Backed Notes

Credit Enhancement

Subordination:             Class A:      The Class B Notes and the Trust
                                         Certificate are subordinate to
                                         the Class A Notes. In addition,
                                         an insurance policy will be
                                         provided by MBIA, as described
                                         below.

                           Class B-1:    The Class B-2 and the Class B-3 Notes
                                         and the Trust  Certificate are
                                         subordinate to the Class B-1 Notes.

                           Class B-2:    The Class B-3 and the Trust Certificate
                                         are  subordinate to the Class B-2
                                         Notes.

                           Class B-3:    The Trust Certificate is subordinate
                                         to the Class B-3 Notes.

Trust Certificate
Lockout: The Trust Certificate is subject to a floor of 2% of the initial ADCPB. The Trust Certificate will not receive any payments unless the difference between
                           (i) the ADCPB and (ii) the principal balance of the Notes is greater than or equal to 2% of the initial ADCPB.

Note Insurance Policy:     For the benefit of the Class A Noteholders MBIA will
                           insure the payment of timely interest and final principal.

Restricting Event:         Any one of the following:

                            (i)   Servicer Event of Default;

                            (ii)  An Insured Payment is made by the Note
                                  Insurer;
                            (iii) Delinquency Trigger Event;
                            (iv)  Gross Charge-off Event.

Delinquency Trigger
Event: The condition which exists on and as of any Payment Date on which the mathematical average of the Delinquency Trigger Ratios for such Payment Date and the two immediately preceding Payment Dates exceeds 7.5%.

Delinquency Trigger
Ratio: On any Payment Date, the quotient, expressed as a percentage, of (A) the sum of the Discounted Contract Principal Balances of all Contracts with respect to which any Scheduled Payment was delinquent for more than 30 days as of the last day of the immediately preceding month divided by (B) the Aggregated Discounted Contract Principal Balances as of the last day of the immediately preceding month including any contracts which were repossessed or substituted.

Gross Charge Off
Event: The condition which exists on and as of any Payment Date on which the mathematical average of the Gross Charge Off Ratio for such Payment Date and the Gross Charge Off Ratio as of the two immediately preceding Payment Dates exceeds 2.5%.

Gross Charge Off
Ratio: On any Payment Date, 12 times the quotient, expressed as a percentage, of (A) the sum of the Aggregate Discounted Contract Principal Balances of all Contracts that became Defaulted Contracts during the immediately preceding month less all recoveries received during the immediately preceding month including but not limited to Source Buybacks, Source Reserve Fund payments, liquidation proceeds and residual proceeds divided by (B) the Aggregate Discounted Contract Principal Balances as of the first day of the immediately preceding month. Defaulted Contracts shall include any Contract (a) that attained a delinquency of 180 days; (b) that was repurchased by a Source pursuant to a Source Agreement; or (c) for which the Servicer elected not to make a Servicer Advance or for which the Servicer has determined that a prior Advance is not recoverable.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     Preliminary Background Information for
                  First Sierra Equipment Contract Trust 1997-1
                              Contract Backed Notes

Tax Status:                The Notes will be characterized as debt for federal
                           income tax purposes.

ERISA
Considerations:            The Class A Notes may be purchased by Benefit Plans
                           that are subject to ERISA or entities using assets of such Benefit Plans. Any Benefit Plan should consult its tax and/or legal advisors in determining whether all required conditions have been satisfied.

Prospectus:                The Class A Notes are being offered pursuant to a
                           Prospectus and Prospectus Supplement. Complete information with respect to the Notes and the Equipment Contracts is contained in the Prospectus and Prospectus Supplement. The foregoing is qualified in its entirety by the information appearing in the Prospectus and Prospectus Supplement. To the extent that the foregoing is inconsistent with the Prospectus and Prospectus Supplement, the Prospectus and Prospectus Supplement shall govern in all respects. Sales of the Class A Notes may not be consumated unless the purchaser has received the Prospectus and Prospectus Supplement.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          08/22/97 03:53:52 pm         Prudential Securities
Group            IMPACT CMO/ABS Analytics - Digest Information      Incorporated
Deal ID/CUSIP FSR71       Not Priced Yet
Series        1997-1                              Delivery Date  09/10/97
Underwriter   PSI                                 Dated Date     09/10/97
Issuer        FIRST SIERRA RECEIVABLES 1997-1     Credit Support MBIA WRAP
Collateral    EQUIPMENT LEASES (Real)             Deal Type      ASSET REMIC
N/GWAC (Orig)       /        (6.586/7.126)        Pricing Speed  CPR 4.00
WAM    (Orig)         (2.534)                     Rating         AAA
Size          226,013,689                         Coupon Range

Class   Coupon  Mat  Amt 000 AvLf Sprd  Price   Yield  Description

------ ------- ----- ------- ---- ---- ------- ------- -------------------------
A1         N/A N/A    32,913  0.4  N/A    N/A      N/A MMKT
A2         N/A N/A    85,332  1.5  N/A    N/A      N/A SEQ
A3         N/A N/A    51,475  3.0  N/A    N/A      N/A SEQ
A4         N/A N/A    38,212  4.6  N/A    N/A      N/A SEQ
B1         N/A N/A     4,520  2.3  N/A    N/A      N/A BBB DUFF 2%
B2         N/A N/A     4,520  2.3  N/A    N/A      N/A AA+ [BB+LOC]
B3         N/A N/A     4,521  2.3  N/A    N/A      N/A B DUFF ONLY 2%
B4         N/A N/A     4,521  6.4  N/A    N/A      N/A UNRATED HELD

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          08/22/97 03:52:53 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP FSR71
Class         A1   MONEY MARKE                    Accr  0.00000 1st Pmt 10/10/97
Collateral    (Real)                              Factor             on   /  /
N/GWAC (Orig)       /        (6.586/7.126)
WAM    (Orig)         (2.534)                     Mat N/A        Settle 09/10/97

                    ***************MONTHLY YIELD******************

                 CPR 4.00    CPR 0.00    CPR 2.00   CPR 6.00   CPR 8.00
     Price
     -----       ---------   ---------   ---------  ---------  ---------
     99-00         8.538      8.174       8.350       8.729       8.922
     99-02         8.364      8.022       8.187       8.542       8.723
     99-04         8.189      7.871       8.025       8.356       8.525
     99-06         8.015      7.719       7.862       8.170       8.327
     99-08         7.841      7.568       7.700       7.984       8.129
     99-10         7.667      7.417       7.538       7.798       7.931
     99-12         7.493      7.266       7.376       7.613       7.734
     99-14         7.320      7.115       7.214       7.427       7.536
     99-16         7.146      6.964       7.052       7.242       7.339
     99-18         6.973      6.814       6.890       7.057       7.142
     99-20         6.800      6.663       6.729       6.872       6.946
     99-22         6.627      6.513       6.568       6.688       6.749
     99-24         6.454      6.363       6.406       6.503       6.553
     99-26         6.281      6.213       6.245       6.319       6.356
     99-28         6.109      6.063       6.085       6.134       6.160
     99-30         5.936      5.913       5.924       5.950       5.965
    100-00         5.764      5.763       5.763       5.767       5.769
    100-02         5.592      5.614       5.603       5.583       5.573
    100-04         5.420      5.464       5.443       5.400       5.378
    100-06         5.249      5.315       5.283       5.216       5.183
    100-08         5.077      5.166       5.123       5.033       4.988
    100-10         4.906      5.017       4.963       4.850       4.793
    100-12         4.735      4.868       4.803       4.667       4.599
    100-14         4.564      4.720       4.644       4.485       4.404
    100-16         4.393      4.571       4.484       4.302       4.210
    100-18         4.222      4.423       4.325       4.120       4.016
    100-20         4.051      4.274       4.166       3.938       3.822
    100-22         3.881      4.126       4.007       3.756       3.629
    100-24         3.711      3.978       3.848       3.574       3.435
    100-26         3.540      3.830       3.689       3.393       3.242
    100-28         3.371      3.682       3.531       3.211       3.049
    100-30         3.201      3.535       3.373       3.030       2.856

Average Life       0.369      0.425       0.396       0.345       0.324
Mod.Dur.           0.355      0.408       0.380       0.332       0.312
First Payment      0.083      0.083       0.083       0.083       0.083
Last Payment       0.667      0.750       0.750       0.667       0.583



                                     CLASS A1
                         0.00%  2.00%  4.00%  6.00%  8.00%
Payment Date
--------------------    -----------------------------------
Initial Balance            100    100    100    100    100
September 10, 1998           0      0      0      0      0
September 10, 1999           0      0      0      0      0
September 10, 2000           0      0      0      0      0
September 10, 2001           0      0      0      0      0
September 10, 2002           0      0      0      0      0
September 10, 2003           0      0      0      0      0
September 10, 2004           0      0      0      0      0
September 10, 2005           0      0      0      0      0

Weighted Avg Life          0.4    0.4    0.4    0.3    0.3

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 Financial Strategies         08/22/97 03:52:53 pm         Prudential Securities
 Group          IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
 Deal ID/CUSIP FSR71
 Class         A2     SEQ                         Accr  0.00000 1st Pmt 10/10/97
 Collateral    (Real)                              Factor             on   /  /
 N/GWAC (Orig)       /        (6.586/7.126)
 WAM    (Orig)         (2.534)                    Mat N/A        Settle 09/10/97

           CPR 4.00  CPR 0.00  CPR 2.00  CPR 6.00  CPR 8.00
    Price
    -----  --------- --------- --------- --------- ---------
   99-02     7.050     6.986     7.017     7.083     7.118
   99-04     7.004     6.945     6.974     7.035     7.068
   99-06     6.958     6.903     6.930     6.987     7.018
   99-08     6.912     6.862     6.887     6.939     6.967
   99-10     6.867     6.820     6.843     6.891     6.917
   99-12     6.821     6.779     6.800     6.844     6.867
   99-14     6.776     6.738     6.756     6.796     6.817
   99-16     6.730     6.697     6.713     6.748     6.767
   99-18     6.685     6.655     6.670     6.700     6.717
   99-20     6.639     6.614     6.627     6.653     6.667
   99-22     6.594     6.573     6.583     6.605     6.617
   99-24     6.549     6.532     6.540     6.558     6.567
   99-26     6.503     6.491     6.497     6.510     6.517
   99-28     6.458     6.450     6.454     6.463     6.467
   99-30     6.413     6.409     6.411     6.415     6.418
  100-00     6.368     6.368     6.368     6.368     6.368
  100-02     6.323     6.327     6.325     6.321     6.318
  100-04     6.278     6.286     6.282     6.273     6.269
  100-06     6.233     6.245     6.239     6.226     6.219
  100-08     6.188     6.204     6.196     6.179     6.170
  100-10     6.143     6.164     6.153     6.132     6.120
  100-12     6.098     6.123     6.111     6.085     6.071
  100-14     6.053     6.082     6.068     6.037     6.021
  100-16     6.008     6.042     6.025     5.990     5.972
  100-18     5.963     6.001     5.982     5.943     5.923
  100-20     5.919     5.960     5.940     5.897     5.874
  100-22     5.874     5.920     5.897     5.850     5.824
  100-24     5.829     5.879     5.855     5.803     5.775
  100-26     5.785     5.839     5.812     5.756     5.726
  100-28     5.740     5.798     5.770     5.709     5.677
  100-30     5.696     5.758     5.727     5.663     5.628
  101-00     5.651     5.718     5.685     5.616     5.579
  101-02     5.607     5.677     5.642     5.569     5.530
  101-04     5.562     5.637     5.600     5.523     5.481
  101-06     5.518     5.597     5.558     5.476     5.433
  101-08     5.473     5.556     5.516     5.430     5.384
  101-10     5.429     5.516     5.473     5.383     5.335
  101-12     5.385     5.476     5.431     5.337     5.287
  101-14     5.341     5.436     5.389     5.290     5.238

Avg. Life    1.500     1.662     1.578     1.426     1.357
Mod. Dur.    1.387     1.528     1.455     1.321     1.260
1st  Pmt.    0.667     0.750     0.750     0.667     0.583
Last Pmt.    2.333     2.583     2.417     2.250     2.167

                                      CLASS A2
                             0.00%  2.00%  4.00%  6.00%  8.00%
Payment Date
--------------------        -----------------------------------
Initial Balance                100    100    100    100    100
September 10, 1998              86     82     78     74     70
September 10, 1999              28     22     17     12      7
September 10, 2000               0      0      0      0      0
September 10, 2001               0      0      0      0      0
September 10, 2002               0      0      0      0      0
September 10, 2003               0      0      0      0      0
September 10, 2004               0      0      0      0      0
September 10, 2005               0      0      0      0      0

Weighted Avg Life              1.7    1.6    1.5    1.4    1.4

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          08/22/97 03:53:08 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP FSR71
Class         A3     SEQ                          Accr  0.00000 1st Pmt 10/10/97
Collateral    (Real)                              Factor             on   /  /
N/GWAC (Orig)       /        (6.586/7.126)
WAM    (Orig)         (2.534)                     Mat N/A        Settle 09/10/97

          CPR 4.00  CPR 0.00  CPR 2.00  CPR 6.00  CPR 8.00
   Price
   -----  --------- --------- --------- --------- ---------
   98-29+    6.912     6.885     6.898     6.926     6.940
   98-31+    6.888     6.863     6.875     6.901     6.915
   99-01+    6.864     6.840     6.852     6.876     6.889
   99-03+    6.840     6.818     6.829     6.851     6.864
   99-05+    6.816     6.796     6.806     6.827     6.838
   99-07+    6.792     6.773     6.783     6.802     6.813
   99-09+    6.768     6.751     6.759     6.777     6.787
   99-11+    6.744     6.729     6.736     6.753     6.762
   99-13+    6.721     6.707     6.713     6.728     6.736
   99-15+    6.697     6.684     6.690     6.704     6.711
   99-17+    6.673     6.662     6.667     6.679     6.685
   99-19+    6.649     6.640     6.644     6.654     6.660
   99-21+    6.626     6.618     6.622     6.630     6.634
   99-23+    6.602     6.595     6.599     6.605     6.609
   99-25+    6.578     6.573     6.576     6.581     6.584
   99-27+    6.555     6.551     6.553     6.556     6.558
   99-29+    6.531     6.529     6.530     6.532     6.533
   99-31+    6.507     6.507     6.507     6.507     6.508
  100-01+    6.484     6.485     6.484     6.483     6.482
  100-03+    6.460     6.463     6.461     6.459     6.457
  100-05+    6.436     6.441     6.439     6.434     6.432
  100-07+    6.413     6.419     6.416     6.410     6.407
  100-09+    6.389     6.397     6.393     6.386     6.382
  100-11+    6.366     6.375     6.370     6.361     6.356
  100-13+    6.342     6.353     6.348     6.337     6.331
  100-15+    6.319     6.331     6.325     6.313     6.306
  100-17+    6.295     6.309     6.302     6.288     6.281
  100-19+    6.272     6.287     6.279     6.264     6.256
  100-21+    6.249     6.265     6.257     6.240     6.231
  100-23+    6.225     6.243     6.234     6.216     6.206
  100-25+    6.202     6.221     6.212     6.191     6.181
  100-27+    6.178     6.199     6.189     6.167     6.156
  100-29+    6.155     6.177     6.166     6.143     6.131
  100-31+    6.132     6.155     6.144     6.119     6.106
  101-01+    6.108     6.134     6.121     6.095     6.081
  101-03+    6.085     6.112     6.099     6.071     6.056
  101-05+    6.062     6.090     6.076     6.047     6.031
  101-07+    6.039     6.068     6.054     6.023     6.006
  101-09+    6.015     6.046     6.031     5.999     5.981

Avg. Life    3.000     3.228     3.112     2.891     2.784
Mod. Dur.    2.647     2.829     2.737     2.559     2.473
1st  Pmt.    2.333     2.583     2.417     2.250     2.167
Last Pmt.    3.750     4.000     3.833     3.667     3.500

                                        CLASS A3
                            0.00%  2.00%  4.00%  6.00%  8.00%
Payment Date
--------------------       -----------------------------------
Initial Balance               100    100    100    100    100
September 10, 1998            100    100    100    100    100
September 10, 1999            100    100    100    100    100
September 10, 2000             62     54     45     38     30
September 10, 2001              0      0      0      0      0
September 10, 2002              0      0      0      0      0
September 10, 2003              0      0      0      0      0
September 10, 2004              0      0      0      0      0
September 10, 2005              0      0      0      0      0

Weighted Avg Life             3.2    3.1    3.0    2.9    2.8

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          08/22/97 03:53:18 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP FSR71
Class         A4     SEQ                          Accr  0.00000 1st Pmt 10/10/97
Collateral    (Real)                              Factor             on   /  /
N/GWAC (Orig)       /        (6.586/7.126)
WAM    (Orig)         (2.534)                     Mat N/A        Settle 09/10/97

          CPR 4.00  CPR 0.00  CPR 2.00  CPR 6.00  CPR 8.00
   Price
   -----  --------- --------- --------- --------- ---------
   98-03     6.998     6.980     6.989     7.008     7.019
   98-05     6.982     6.964     6.973     6.992     7.002
   98-07     6.965     6.948     6.956     6.975     6.985
   98-09     6.949     6.932     6.940     6.958     6.967
   98-11     6.933     6.916     6.924     6.941     6.950
   98-13     6.916     6.901     6.908     6.924     6.933
   98-15     6.900     6.885     6.892     6.908     6.916
   98-17     6.883     6.869     6.876     6.891     6.899
   98-19     6.867     6.853     6.860     6.874     6.882
   98-21     6.850     6.837     6.844     6.858     6.865
   98-23     6.834     6.822     6.828     6.841     6.848
   98-25     6.818     6.806     6.812     6.824     6.831
   98-27     6.801     6.790     6.796     6.807     6.814
   98-29     6.785     6.774     6.780     6.791     6.797
   98-31     6.769     6.759     6.764     6.774     6.780
   99-01     6.752     6.743     6.748     6.758     6.763
   99-03     6.736     6.727     6.732     6.741     6.746
   99-05     6.720     6.712     6.716     6.724     6.729
   99-07     6.704     6.696     6.700     6.708     6.712
   99-09     6.687     6.680     6.684     6.691     6.695
   99-11     6.671     6.665     6.668     6.675     6.678
   99-13     6.655     6.649     6.652     6.658     6.661
   99-15     6.639     6.634     6.636     6.641     6.644
   99-17     6.622     6.618     6.620     6.625     6.627
   99-19     6.606     6.602     6.604     6.608     6.611
   99-21     6.590     6.587     6.588     6.592     6.594
   99-23     6.574     6.571     6.573     6.575     6.577
   99-25     6.558     6.556     6.557     6.559     6.560
   99-27     6.542     6.540     6.541     6.542     6.543
   99-29     6.526     6.525     6.525     6.526     6.527
   99-31     6.509     6.509     6.509     6.510     6.510
  100-01     6.493     6.494     6.493     6.493     6.493
  100-03     6.477     6.478     6.478     6.477     6.476
  100-05     6.461     6.463     6.462     6.460     6.459
  100-07     6.445     6.447     6.446     6.444     6.443
  100-09     6.429     6.432     6.430     6.428     6.426
  100-11     6.413     6.416     6.415     6.411     6.409
  100-13     6.397     6.401     6.399     6.395     6.393
  100-15     6.381     6.385     6.383     6.378     6.376

Avg. Life    4.629     4.838     4.734     4.523     4.417
Mod. Dur.    3.875     4.025     3.951     3.798     3.721
1st  Pmt.    3.750     4.000     3.833     3.667     3.500
Last Pmt.    6.083     6.167     6.167     6.000     5.917

                                       CLASS A4
                             0.00%  2.00%  4.00%  6.00%  8.00%
Payment Date
--------------------        -----------------------------------
Initial Balance                100    100    100    100    100
September 10, 1998             100    100    100    100    100
September 10, 1999             100    100    100    100    100
September 10, 2000             100    100    100    100    100
September 10, 2001              95     87     79     72     65
September 10, 2002              35     31     27     23     19
September 10, 2003               4      2      0      0      0
September 10, 2004               0      0      0      0      0
September 10, 2005               0      0      0      0      0

Weighted Avg Life              4.8    4.7    4.6    4.5    4.4

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------
     -  FIRST SIERRA LEASE 1997-1
     -  $229,728,292.98
     -  Equipment Lease Collateral
--------------------------------------------------------------------------------


Product:                                         Equipment Leases

Number of Contracts:                                       11,498

Aggregate Unpaid Principal Balance:               $229,728,292.98

Aggregate Original Equipment Cost:                $208,485,310.74

Maximum Current Principal Balance:                    $658,759.30
Minimum Current Principal Balance:                         $75.32
Average Current Principal Balance:                     $19,979.85

Maximum Original Equipment Cost:                      $601,000.00
Minimum Original Equipment Cost:                           $20.01
Average Original Equipment Cost:                       $18,132.31

Collateral Discount Rate:                                   7.250

Weighted Average Maturity:                                 53.043
Remaining Term Range:                            2.000 -   85.000

Weighted Average Age of Leases in Months:                   4.183
Age Range:                                       0.000 -   29.000

Weighted Average Original Term:                            57.227
Original Term Range:                             4.000 -   85.000

--------------------------------------------------------------------------------

                           ORIGINAL TERMS TO MATURITY

                                                         Percentage of
                                          Aggregate      Cut-Off Date
                                          Discounted      Discounted
                           Number of       Contract        Contract
      Original Term         Leases         Balance          Balance

  0 < Orig. Term <=  12        114           540,984.45       0.24
 12 < Orig. Term <=  24        577         6,645,160.41       2.89
 24 < Orig. Term <=  36      2,829        40,819,449.29      17.77
 36 < Orig. Term <=  48      4,729        31,354,457.50      13.65
 48 < Orig. Term <=  60      2,268        75,174,288.16      32.72
 60 < Orig. Term <=  72        407        22,460,768.20       9.78
 72 < Orig. Term <=  84        515        48,882,208.58      21.28
 84 < Orig. Term <=  96         59         3,850,976.40       1.68
--------------------------------------------------------------------
Total............           11,498       229,728,292.98     100.00
====================================================================

                       REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                     Aggregate           Cut-Off Date
                                     Discounted           Discounted
                         Number of   Contract              Contract
      Remaining Term       Leases     Balance               Balance

  1 < Rem Term <=  12        184         905,478.88           0.39
 12 < Rem Term <=  24        736       8,703,969.00           3.79
 24 < Rem Term <=  36      4,584      44,853,392.82          19.52
 36 < Rem Term <=  48      2,952      31,283,822.78          13.62
 48 < Rem Term <=  60      2,270      77,247,471.32          33.63
 60 < Rem Term <=  72        254      19,281,188.54           8.39
 72 < Rem Term <=  84        517      47,361,207.42          20.62
 84 < Rem Term <=  96          1          91,762.22           0.04
------------------------------------------------------------------------
Total............         11,498     229,728,292.98         100.00%
========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           DISCOUNTED CONTRACT BALANCE

                                                               Percentage of
                                               Aggregate       Cut-Off Date
             Current             Number of     Discounted       Discounted
           Discounted              Lease        Contract         Contract
          Lease Balance          Contracts      Balance           Balance

          Balance <=  5,000        5,106         7,665,210.30       3.34
  5,000 < Balance <= 10,000        1,214         8,426,077.55       3.67
 10,000 < Balance <= 15,000          856        10,560,968.03       4.60
 15,000 < Balance <= 20,000          777        13,649,888.18       5.94
 20,000 < Balance <= 25,000          656        14,587,182.50       6.35
 25,000 < Balance <= 30,000          522        14,355,854.51       6.25
 30,000 < Balance <= 35,000          458        14,843,335.23       6.46
 35,000 < Balance <= 40,000          303        11,286,998.78       4.91
 40,000 < Balance <= 45,000          199         8,440,294.06       3.67
 45,000 < Balance <= 50,000          178         8,434,605.45       3.67
 50,000 < Balance <= 55,000          178         9,311,428.76       4.05
 55,000 < Balance <= 60,000          153         8,764,410.68       3.82
 60,000 < Balance <= 65,000          166        10,376,900.57       4.52
 65,000 < Balance <= 70,000          115         7,732,273.91       3.37
 70,000 < Balance <= 75,000           62         4,502,558.48       1.96
 75,000 < Balance <= 80,000           62         4,811,932.38       2.09
 80,000 < Balance <= 85,000           48         3,967,456.12       1.73
 85,000 < Balance <= 90,000           39         3,409,955.65       1.48
 90,000 < Balance <= 95,000           27         2,497,439.27       1.09
 95,000 < Balance <= 100,000          34         3,319,856.21       1.45
100,000 < Balance <= 150,000         181        21,772,433.94       9.48
150,000 < Balance <= 200,000         107        18,327,546.65       7.98
200,000 < Balance <= 250,000          22         4,883,357.53       2.13
250,000 < Balance <= 300,000          11         3,057,851.17       1.33
300,000 < Balance <= 350,000           8         2,619,021.00       1.14
350,000 < Balance <= 400,000           2           776,254.79       0.34
400,000 < Balance <= 450,000           3         1,313,811.38       0.57
450,000 < Balance <= 500,000           4         1,878,083.38       0.82
500,000 < Balance <= 600,000           5         2,858,576.27       1.24
600,000 < Balance <= 750,000           2         1,296,730.23       0.56
------------------------------------------------------------------------------
Total....................         11,498      $229,728,292.98     100.00%
==============================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  GEOGRAPHICAL DISTRIBUTION OF CONTRACT LEASES

                                                     Percentage of
                                     Aggregate       Cut-Off Date
                   Number of         Discounted       Discounted
                     Lease            Contract         Contract
 State             Contracts          Balance           Balance

Alabama                175             2,576,736.16       1.12
Alaska                  14               360,203.15       0.16
Arizona                212             5,717,504.71       2.49
Arkansas                53               765,135.09       0.33
California            2029            61,663,539.65      26.84
Colorado               133             3,119,008.29       1.36
Connecticut            150             3,481,485.74       1.52
Delaware                23             1,005,315.02       0.44
Florida               1201            22,279,344.75       9.70
Georgia                439             7,481,479.24       3.26
Hawaii                  19               389,316.47       0.17
Idaho                   25               428,758.38       0.19
Illinois               449             6,068,798.07       2.64
Indiana                130             2,139,297.84       0.93
Iowa                    49               583,560.23       0.25
Kansas                  87             1,200,878.69       0.52
Kentucky                72             1,643,601.20       0.72
Louisiana               85             1,575,591.76       0.69
Maine                   16               746,199.56       0.32
Maryland               342             4,314,338.42       1.88
Massachusetts          292             5,520,483.85       2.40
Michigan               422             5,362,357.15       2.33
Minnesota               79             1,814,222.79       0.79
Mississippi             40               892,771.03       0.39
Missouri               180             1,973,376.58       0.86
Montana                 22               784,783.07       0.34
Nebraska                51             1,099,361.03       0.48
Nevada                  68             2,280,970.96       0.99
New Hampshire           41               999,672.12       0.44
New Jersey             498             9,059,159.28       3.94
New Mexico              42               650,013.45       0.28
New York              1037            16,042,980.99       6.98
North Carolina         237             4,968,484.98       2.16
North Dakota             2                43,900.60       0.02
Ohio                   261             5,046,311.45       2.20
Oklahoma                91             1,333,901.84       0.58
Oregon                  76             2,905,413.49       1.26
Pennsylvania           356             7,172,645.50       3.12
Rhode Island            42               809,299.86       0.35
South Carolina          95             1,560,584.10       0.68
South Dakota            10               333,651.98       0.15
Tennessee              148             2,070,485.29       0.90
Texas                  987            17,172,181.47       7.47
Utah                    45             1,637,333.54       0.71
Vermont                 13               133,643.36       0.06
Virginia               311             4,624,271.59       2.01
Washington             127             3,377,352.75       1.47
Washington, DC          40               376,139.54       0.16
West Virginia           26               506,338.04       0.22
Wisconsin              146             1,522,048.63       0.66
Wyoming                 10               114,060.26       0.05
------------------------------------------------------------------
Total...............   11498        $229,728,292.98     100.00%
==================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                    TOP TWENTY-FIVE DEFINED LESSEE INDUSTRIES

                                                                   Percentage of
                                                     Aggregate      Cut-Off Date
                                       Number of     Discounted      Discounted
                                         Lease        Contract        Contract
                                       Contracts      Balance          Balance

OFFICES AND CLINICS OF DENTISTS           1,202    $75,270,395.39       32.76
OFFICES & CLINICS OF MEDICAL DOCTORS        364    $11,064,912.56        4.82
VETERINARY SERVICES                         165     $7,004,024.84        3.05
EATING PLACES                               430     $6,214,183.08        2.71
AUTOMOTIVE DEALERS, NEC                     291     $5,610,553.70        2.44
BUSINESS SERVICES, NEC                      519     $4,773,026.59        2.08
OFFICES AND CLINICS OF CHIROPRACTORS        107     $3,631,754.79        1.58
EATING AND DRINKING PLACES                  297     $3,572,142.24        1.55
HOTELS AND MOTELS                           146     $2,835,569.49        1.23
GASOLINE SERVICE STATIONS                   330     $2,634,995.19        1.15
LAWN AND GARDEN SERVICES                    101     $2,093,868.18        0.91
LOCAL TRUCKING, WITHOUT STORAGE              69     $2,046,880.27        0.89
OFFICES AND CLINICS OF OPTOMETRISTS          49     $1,901,412.20        0.83
VETERINARY SERVICES FOR LIVESTOCK            28     $1,630,152.47        0.71
GROCERY STORES                              128     $1,514,007.90        0.66
COMMERCIAL PRINTING, LITOGRAPHIC             46     $1,481,634.42        0.64
EQUIPMENT RENTAL & LEASING                   76     $1,475,895.77        0.64
MISCELLANEOUS RETAIL STORES                 324     $1,428,403.66        0.62
MISCELLANEOUS FOOD STORES                   127     $1,182,195.30        0.51
DRUG STORES AND PROPRIETARIES               101     $1,117,385.59        0.49
LANDSCAPE AND HORTICULTURE                   67     $1,113,751.44        0.48
HOME HEALTH CARE SERVICES                    41     $1,070,914.13        0.47
ENGINEERING SERVICES                         40     $1,037,299.68        0.45
COMPUTER RELATED SERVICES                    78     $1,028,437.92        0.45
TOP & BODY REPAIR & PAINTING                 45     $1,015,171.44        0.44
--------------------------------------------------------------------------------
Total (Top 25 Industries)........         5,171   $143,748,968.24       62.57
--------------------------------------------------------------------------------
All Others.......................         6,327    $85,979,324.74       37.43
--------------------------------------------------------------------------------
Total............................        11,498   $229,728,292.98      100.00
================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.